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                   SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C. 20549



                                FORM 8-K


                             CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   March 1, 1996


                         Multi-Color Corporation
________________________________________________________________________
         (Exact name of registrant as specified in its charter)

          Ohio                     0-16148                31-1125853
________________________________________________________________________
 (State or other jurisdiction    (Commission           (IRS Employer
     of incorporation)           File Number)     Identification No.)

4575 Eastern Avenue, Cincinnati, Ohio                          45226
________________________________________________________________________
      (Address of principal executive offices)                  Zip Code


Registrant's telephone number, including area code  (513) 321-5381


________________________________________________________________________
     (Former name or former address, if changed since last report.)




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Item 4.     Changes in Registrant's Certifying Accountant.

            Effective March 1, 1996, the Registrant through action of its Audit Committee, engaged Grant Thornton LLP as its independent auditors for the fiscal year ending March 31, 1996. The Registrant informed its previous independent accountants, Arthur Andersen LLP of its dismissal on March 1, 1996.

            In connection with the audits of the two fiscal years ending April 2, 1995 and during subsequent interim periods, there have been no disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the matter in their report, except as follows. In connection with Arthur Andersen LLP's report dated June 28, 1995, which is more fully described below, the Registrant and Arthur Andersen LLP disagreed as to the extent of modifications that would be appropriate to the Registrant's then existing bank loan covenants so to enable the Registrant to comply with such covenants during fiscal 1996 as well as cure the then existing events of noncompliance. The disagreement was resolved to the satisfaction of Arthur Andersen LLP. Arthur Andersen LLP discussed the subject matter of the disagreement with the Registrant's management and members of the Registrant's Audit Committee and Board of Directors. The Registrant has authorized Arthur Andersen LLP to respond fully to the inquiries of Grant Thornton, LLP concerning the subject matter of the disagreement.

      The reports of Arthur Andersen LLP on the consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that the report dated June 28, 1995 contained the following statement:

      As discussed in Notes 1 and 3 to the financial statements, the Company has suffered recurring losses from operations, is in violation of certain loan covenants that give the lenders the right to accelerate the due date of their loans, and has a net working capital deficiency that raise substantial doubt about the Company's ability to continue as a going concern.

            The Registrant has requested Arthur Andersen LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statement. A copy of that letter, dated March 8, 1996, is filed as Exhibit 16.1.



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Item 7.     Financial Statements and Exhibits

            (c) Exhibits

            16.1 Letter from Arthur Andersen LLP to the Commission, dated March 8, 1996, regarding its agreement with the statements made in the Current Report on Form 8-K.


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                            INDEX TO EXHIBITS
                         MULTI-COLOR CORPORATION



                                 Number
                           Exhibit Description

16.1 Letter from Arthur Anderson & Co. to the Commission, dated March 8, 1996, regarding its agreement with the statements made in the Current Report on Form 8-k


                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MULTI-COLOR CORPORATION



Date:  March 8, 1996                /s/John C. Court
                                    _______________________________
                                    John C. Court
                                    President, Chief
                                    Executive Officer